Exhibit 10.28

Amendment No. 1

          Amendment No. 1 dated as of October 10, 2003 (this “Amendment”) to the letter agreement dated October 28, 2002 between Walter F. Schneider (“Schneider”) and Del Global Technologies Corp. (the “Company”), a copy of which is attached hereto as Exhibit A (the “Agreement”).

          WHEREAS, Schneider and the Company have previously entered into the Agreement;

          WHEREAS, as of October 10, 2003, the Company has appointed Schneider as its President and Chief Executive Officer; and

          WHEREAS, the Company and Schneider have determined that it is in their best interests to amend the Agreement as hereinafter set forth and the Company has duly approved this Amendment and authorized its execution and delivery;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.     All capitalized terms used herein, unless otherwise defined herein, shall have the meanings given to them in the Agreement.

     2.     The Company and Schneider hereby acknowledge and agree that the appointment of Schneider as President and Chief Executive Officer of the Company shall not be deemed a substantial change in Schneider’s duties, functions, responsibilities or authorities for purposes of paragraph 8 of the Agreement.

     3.     This Amendment shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     4.     This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

     5.     Except as expressly amended hereby, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.

DEL GLOBAL TECHNOLOGIES CORP.

		By:	/s/ Suzanne M. Hopgood

Name: Suzanne M. Hopgood
Title: Chairman
/s/	Walter F. Schneider

Walter F. Schneider